EXHIBIT 99.3

     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Possis Medical, Inc. (the "Company") on Form 10-K for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eapen Chacko, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








                    Eapen Chacko
                    Chief Financial Officer
                    October 28, 2002